December 2022 Investor Presentation Exhibit 99.2

Disclaimer Disclaimers and Other Important Information This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between MNG Airlines (“MNGA”) and Golden Falcon Acquisition Corp. (“Golden Falcon”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Golden Falcon and MNGA, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of MNGA and the Potential Business Combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Golden Falcon and MNGA reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Golden Falcon, MNGA or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Golden Falcon nor MNGA has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Golden Falcon, MNGA or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of MNGA or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of MNGA and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. In connection with the Potential Business Combination, a registration statement on Form F-4 (the “Form F-4”) is expected to be filed with the SEC by MNGA. The Form F-4 will include a preliminary proxy statement for the stockholders of Golden Falcon that also constitutes a preliminary prospectus. Golden Falcon and MNGA urge investors, stockholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Potential Business Combination, as these materials will contain important information about Golden Falcon, MNGA and the Potential Business Combination. The Form F-4 and other documents in connection with the Potential Business Combination will be filed after you have made an investment decision one way or the other regarding any potential investment in MNGA or Golden Falcon. Because of this sequencing, when deciding whether to invest in MNGA or Golden Falcon, you should carefully consider the information made available to you, including this Presentation, through the date of your decision. If you sign a subscription agreement, you will be required to make certain representations relating to the foregoing. When available, the definitive proxy statement/prospectus will be mailed to Golden Falcon’s stockholders as of a record date to be established for voting on the Potential Business Combination. Interested parties will also be able to obtain free copies of such documents filed with the SEC (once available) at the SEC’s website located at www.sec.gov, or security holders may direct a request to Golden Falcon Acquisition Corp., Attn: Corporate Secretary, 850 Library Avenue, Suite 204, Newark, DE 19711. Golden Falcon, MNGA and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Golden Falcon’s security holders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Golden Falcon’s directors and executive officers in its filings with the SEC, including Golden Falcon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 31, 2022 (the “2021 Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Golden Falcon’s security holders in connection with the Potential Business Combination will be set forth in the Form F-4, along with information concerning the interests of Golden Falcon’s and MNGA’s participants in the solicitation. Such interests may, in some cases, be different from those of Golden Falcon’s or MNGA’s equity holders generally.

Disclaimer Forward-Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expected results, the anticipated growth and expansion of MNGA's business the viability of MNGA’s growth strategy, trends and developments in air cargo industry, MNGA’s addressable market, competitive position, potential market opportunities, expected synergies, the listing of MNG’s securities on the NYSE, the expected management and governance of MNGA and other matters. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of MNGA and/or Golden Falcon’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MNGA and Golden Falcon. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Golden Falcon’s securities; Golden Falcon’s potential failure to obtain an extension of the deadline for the Potential Business Combination; the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the adoption of the business combination agreement by the stockholders of Golden Falcon; failure to satisfy the minimum cash amount following redemptions by Golden Falcon’s public stockholders in connection with the stockholder vote to extend the business combination deadline and the stockholder vote to approve the business combination agreement and the transactions contemplated thereby; failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the Potential Business Combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; costs related to the Potential Business Combination; actual or potential conflicts of interest of Golden Falcon’s management with its public stockholders; the effect of the announcement or pendency of the Potential Business Combination on MNGA’ business relationships, performance, and business generally; risks that the Potential Business Combination disrupts current plans of MNGA and potential difficulties in MNGA’s employee retention as a result of the Potential Business Combination; the outcome of any legal proceedings that may be instituted against MNGA or against Golden Falcon related to the merger agreement or the Potential Business Combination; failure to realize the anticipated benefits of the Potential Business Combination; the inability to meet and maintain the listing of Golden Falcon’s securities (or the securities of MNGA) on the NYSE; the risk that the price of Golden Falcon’s or MNGA’s securities may be volatile due to a variety of factors, including macro-economic and social environments affecting MNGA’s business and changes in the combined capital structure; the inability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities; the risk that MNGA will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; negative economic conditions that could impact MNGA and the air cargo business in general; factors that affect air cargo companies generally; changes in, and MNGA’s ability to comply with, laws and government regulations, particularly, the civil aviation regulatory framework; competition in the air cargo industry; reduction in demand for MNGA’s cargo or charter operations, including as a result of reductions in global trade growth or e-commerce activity, government reduction or limitation of operating capacity; risks associated with MNGA doing business in emerging markets; conflict and uncertainty in neighbouring countries; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Golden Falcon’s 2021 Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in Golden Falcon’s filings with the SEC, the registration statement on Form F-4 and the proxy statement/prospectus contained therein, as well as those contained in the Potential Business Combination Risk Factors provided at the end of this Presentation. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MNGA nor Golden Falcon presently know or that MNGA and Golden Falcon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MNGA’s and/or Golden Falcon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. MNGA and Golden Falcon anticipate that subsequent events and developments will cause MNGA’s and Golden Falcon’s assessments to change. However, while MNGA and Golden Falcon may elect to update these forward-looking statements at some point in the future, MNGA and Golden Falcon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MNGA’s and/or Golden Falcon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-IFRS Financial Terms The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in the Form F-4 or other report or document to be filed or furnished by Golden Falcon or MNGA with the SEC. Furthermore, some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Cash Conversion, has not been prepared in accordance with International Financial Reporting Standards (“IFRS”). Adjusted EBITDA is defined as earnings before interest expense, taxes, depreciation, amortization, income from investing activities, foreign exchange gains or losses, and profits or losses from investments under the equity method. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Adjusted Cash Conversion is defined as Adjusted EBITDA, plus change in net working capital, minus maintenance capex. For a reconciliation of such non-IFRS measures, see the appendix in this Presentation. MNGA and Golden Falcon believe these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to MNGA’s financial condition and results of operations. MNGA’s management uses these non-IFRS measures for trend analyses and for budgeting and planning purposes. MNGA and Golden Falcon believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing MNGA’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. Management of MNGA does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they exclude significant expenses and income that are required by IFRS to be recorded in MNGA’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures. You should review MNGA’s audited financial statements, which will be presented in the Form F-4, and not rely on any single financial measure to evaluate MNGA’s business. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of MNGA, Golden Falcon and third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or copyrights in this Presentation is not intended to, and does not imply, a relationship with MNGA or Golden Falcon, or an endorsement or sponsorship by or of MNGA or Golden Falcon. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate, in any way, that MNGA or Golden Falcon will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Golden Falcon and MNGA Leadership Team CEO and Director of GFX Founder, Director and CEO of private investment and advisory group Full Circle Capital Previously Chairman of Banking EMEA and Barclays Bank MENA, Managing Director and Head of MENA at KKR, Global Head of Sovereign Wealth Funds, Chairman of Media Investment Banking and Head of Consumer & Retail Investment Banking at Lehman Brothers EMEA During his 32-year career, worked on >215 M&A, ECM, DCM & PE transactions, for an aggregate value of $410bn+ Makram Azar Scott Freidheim Chairman and Director of GFX Founder and Managing Partner of Freidheim Capital CEO for a NYSE traded company and for private equity. He has served on the most senior executive leadership teams across multiple industries including financial services, mass merchandising, brand management, private equity, engineering and staffing Led businesses that range from $1bn to $43bn of revenue Murathan Günal Chairman of MNGA & CEO of MAPA Group Prior to being named CEO of Mapa Group, a multinational conglomerate, Mr. Günal spent 12 years in various leadership positions within the company Member of the Steering Committee of the Istanbul Grand Airport Project and Member of the Board of the Atlantic Council CEO of MNGA Has served as CEO of MNG Airlines for 16+ years Prior to being appointed CEO, Mr. Özkazanc was CFO at MNGA and held various other leadership positions at other companies, including as Managing Director 25+ years industry experience and deep expertise in the air cargo industry Ali Sedat Özkazanc

# Golden Falcon Has Reviewed More than 500 Targets, and MNGA Aligns Well with Its Key Objectives

GOLDEN FALCON

**Differentiated Transatlantic SPAC with Deep Bench of Board Members & Advisors**

| | | | |
|---|---|---|---|
| **Sponsor Expertise** | • 100+ years of investment banking and private equity experience<br>• 230+ deals with aggregate value of $450bn+ globally<br>• Established track record taking dozens of companies public | **Transatlantic Geographic Focus** | • Ability to leverage industry relationships across North America, Europe, Israel & Middle East<br>• Network of relationships to facilitate company growth through product/service adoption and/or partnerships |
| **Deep Operating Experience** | • Team of 20 Founders, Chairs & CEOs, including members of the Golden Falcon management team, board of directors, and strategic advisory group | **Track Record of Investment Returns** | • Demonstrable, attractive investment banking, public and private equity investment value creation |

**>500** companies screened

**>30** deep dives

*(16 have announced combinations)*

- ✓ **Established company with compelling track record and strong cash flow generation**
- ✓ **Strong transatlantic nexus with meaningful opportunity to expand in the US & Europe**
- ✓ **EMEA industry leader with strong growth dynamics**
- ✓ **Benefitting from digital disruption (e-commerce)**
- ✓ **Long-term commitment from founder, management team and existing shareholders**

MNG AIRLINES

MNG AIRLINES

4

5.8x EV / Adj. EBITDA1 LTM2 Sep-2022 38% 2021 Adj. EBITDA1 margin 39% 2021 YoY revenue growth Given the scarcity of fast-growing, high-margin businesses, these tend to be priced at a relatively high multiple Less than 1% of all listed companies offer an opportunity as attractive as Merlin when considering both the outstanding financial profile and compelling entry price point MNGA is in the Top 1% of US-Listed Opportunities Measured by Profitability, Growth and EV/EBITDA … Few highly-profitable companies are able to sustain elevated growth rates comparable to Merlin – only 2% combine a 30%+ margin with a 30%+ growth rate There are in total c.7,000 companies listed on the NYSE and NASDAQ, across sectors, geographies and various stages of maturity c.7,000 Companies listed on major US exchanges MNGA offers a compelling opportunity to invest in a high-quality asset even when compared to all US-listed opportunities on margins, growth and EV/EBITDA; and MNGA has scale at $110m+ EBITDA High profitability is relatively scarce, with only 11% of companies enjoying 30%+ EBITDA margins in 2021 Some listed companies are early-stage, unprofitable businesses, while others operate in mature, highly competitive industries with low margins 11% of companies 30%+ EBITDA margin 2% of companies 30%+ growth <1% <6x EV/ EBITDA 6875 775 251 Source:CapitalIQ as of November 14, 2022 Notes: 1Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures 2Last twelve months ending 30th September 2022

# … and a Differentiated High-Quality Asset in the DeSPAC Opportunities Universe

**78**
DeSPACs closed in 2022

- **Despite a slowdown vs. previous years, 2022 still saw significant DeSPAC activity**
- **However, many of the targets were pre-revenue, unprofitable companies**

MNG AIRLINES

**38%**
*2021 Adj. EBITDA[1] margin*

**12**
Positive EBITDA

- **Within the 78 DeSPAC transactions which closed in 2022, only 12 targets had positive EBITDA in the last calendar year**
- **In contrast, MNGA has been profitable since inception and maintains strong EBITDA, net income, and cashflow-level profitability**

**$110m**
*2021 Adj. EBITDA[1]*

**2**
$100m+ EBITDA

- **While 12 targets had positive EBITDA, the majority of those were relatively young companies with limited scale, some barely breaking even**
- **Only 2 targets had $100m+ EBITDA[2]**

**39%**
*2021 YoY revenue growth*

**0**
3%+ growth

- **Of the 2 most comparable targets from a profitability and scale standpoint, none had a growth profile nearly as attractive as MNGA**

**MNGA offers a differentiated opportunity to invest in a high-quality asset in the DeSPAC universe, and priced at what we believe is the lowest EBITDA multiple of any business combination closed to date in 2022**

MNG AIRLINES

Source: CapitalIQ and SPAC Research as of October 25, 2022
Notes:
1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures
2 Core Scientific Inc. excluded given recent company-specific developments

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Proposed Transaction Summary Sources and Uses of Funds ($m) Transaction Overview Golden Falcon Acquisition Corp. is seeking to combine with MNGA at an implied pro-forma enterprise value of $676m This transaction represents an attractive multiple of 5.8x EV / EBITDA Sep-30 2022 LTM Despite substantial growth, profitability and sector tailwinds, the transaction was priced at a c.30% discount to its most comparable peer, Cargojet The transaction’s minimum cash condition is $30m1, expected to be secured before or at transaction close Pro-forma Valuation ($m) Pro-forma Ownership at Close Notes: 1. Gross transaction proceeds. Illustratively assumes $30m cash remains in trust post-redemptions 2. Best estimate, subject to change 3. Based on current net debt of $25m plus $14m estimated transaction expenses as of Sep-2022 4. Corresponds to 50% redemptions from GFX cash in trust (1) (1) (1) 3 2 $30m minimum proceeds $173m gross proceeds4 1 1

MNG Airlines is a Global Logistics Provider & e-Commerce Enabler Established in Feb-1996, MNG Airlines (“MNGA”) is a global logistics provider & e-commerce enabler Operating in 61 destinations across 41 countries globally, with over 400 airport slots secured 98% of revenue in dollars, pounds or euros Strong visibility on short- to mid-term results through contractual commitments Seasoned executive team with deep industry knowledge Company Overview Value Creation Milestones Source:Company information Notes: 1Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures Revenue by Offering (LTM Sep-22, $m) Warehouse & Handling Ramp handling activities, warehouse services and line maintenance Charter Charter (non-scheduled) air cargo contracts Strong Growth Profile with Expanding Margins Diversified Business Model 29% Adj. EBITDA margin1 # of Aircraft 2022 Second Airbus A330-300 out of conversion process in September 2022 1998 Transatlantic services began in 1998 with a flight from Frankfurt to Toronto 2000 Import warehouse operations started 2006 Acquired ISO 9001 Quality Management System Certification 2014 Acquired ACC3 Certification 1996 MNGA was founded in 1996 by Mehmet Nazif Günal 2010 Acquired IOSA Certification 2012 A brand new A330-200 was added to the fleet 2021 Two A330-300 aircraft added to the fleet and sent to conversion 2021 First flight with Airbus A330-300 converted freighter 2020 2010 2000 2008 Acquired cargo company Solin Air 2019 3rd Party Cargo Handling License Certification & Adana warehouse operations 2005 Acquired International Logistics Certificate (L2) >$390m Forecast revenue 2023 >16% Forecast revenue CAGR 2021-2023F [68%] of forecast 2023 revenue fully contracted >30% Forecast EBITDA margin1 +37% CAGR Management has decided and is negotiating to increase Company’s fleet by +44% by 2026 +30% LOIs signed for aircraft fleet increase from 2021 - 2023 +29% LOIs signed for cargo capacity increase from 2021 - 2023 +33% YTD Sep-2022 year-on-year revenue growth Multiple Elements Underpinning Future Outlook 69% 2023 revenues from contracted customers 61% 2023 revenues currently under contract 7 8 33% 353 Scheduled & Blocked Space Purchasing of fixed (Hard Block) or (Soft Block) cargo space and scheduled flights ACMI Leasing agreements providing aircraft, complete crew, maintenance and insurance +~370 bps 9 2022 LTM Sep-2022

Istanbul is Strategically Located at the Center of Many Main Global Commercial Routes, Benefitting from State-of-the-Art Facilities at IGA Source:IATA, World Bank Note:1 CTK: Cargo Ton Kilometer Global CTK1 by Geography APAC 33% 2021 27% 1992 MIDDLE EAST & AFRICA 15% 2021 6% 1992 EUROPE & CENTRAL ASIA 23% 2021 33% 1992 NORTH AMERICA 28% 1992 Shift of global air freight’s center of gravity towards the East has further accelerated in the last couple of years 27% 2021 Istanbul’s Strategic Location Istanbul Airport is rapidly becoming one of the most important air cargo and logistics centers for Europe, Middle East and Asia The airport, covering 1.4 million square meters, will have cargo handling capacity expected to reach 5.5m tons The volume of cargo transported in 2021 exceeded 1.7m tons, of which over 1.6m tons for international traffic Istanbul

A Historically Growing Sector with Multiple Tailwinds The air cargo industry has historically been characterized by structural growth, and demand shocks do not have long lasting impacts Covid impact on cargo capacity of long-haul passenger aircraft, together with e-commerce operators’ need for faster/overnight delivery that cannot be serviced by passenger aircraft as efficiently, resulted in increased demand for dedicated freighters Source:IATA Industry Statistics Fact Sheet (Jun-2022), World Bank (ICIO, Civil Aviation Statistics and ICAO), Airbus GMF 2022 A Global GDP and Trade Multiplier Air transport, freight (m ton-km), 1973–2019 14.2x vs 4.0x GDP growth1 and 8.7x world trade2 Notes: Global GDP in constant 2010 USD Exports of goods and services in constant 2015 USD Increased Market Size and Volumes 2019-2021 (revenue in $bn, freight in m tons) 3% 42% Rebased to 1973 Source: Top left: World Bank Top right: IATA Industry Statistics Fact Sheet (Jun-2022) – pdf page 1/2 Bottom right: Boeing Commercial Market Outlook 2022 – pdf page 15/27 World Air Cargo Traffic Express market is forecasted to grow at 1.8x the rate of the general cargo market (from 2019-2041) 2019 – 2041 FTKs CAGR (freight ton kilometers) +1.8x 2019

# MNGA is Well Positioned
# Servicing the Full Cargo Spectrum



**Capabilities to service full cargo spectrum**

### Global integrators

- Own fleet and dry leasing (operational control)
- Purchasers of ACMI[1], CMI[2], Block Space agreements
- Foreign ownership restrictions to invest in non-domestic operations
- Direct shipper relationship

UPS FedEx DHL

### E-retail & logistics

- Developing own air capacity through partnerships (e.g., Amazon)
- Logistics build-up of air capacity post-Covid (through charters, ACMI[1], …)
- E-commerce often requires faster/overnight delivery
- Shipper relationship through freight forwarders

amazon Alibaba Group DSV GEODIS KUEHNE+NAGEL

### Passenger airlines with cargo capacity

- Passenger airlines selling belly cargo capacity
- Some airlines with dedicated freighters
- Also use ACMI[1], CMI[2], Block Space Agreements to extend capacity
- Shipper relationship through freight forwarders

AIRFRANCE Fly Emirates TURKISH AIRLINES

MNG AIRLINES

Source: Company information
Notes:
1 Defined as Aircraft, Crew, Maintenance and Insurance
2 Defined as Crew, Maintenance, and Insurance

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A Well-Diversified Business Model Service $138m Revenue (LTM Sep-2022) Scheduled & Block Space Warehouse & Handling $146m $37m $33m LTM Sep-2022 Business Mix Source:Company information Notes: Defined as Aircraft, Crew, Maintenance and Insurance 14% represents median from 2017 to 2021 CTK: Cargo Ton Kilometer Shipper relationship established through freight forwarders Revenue by Currency CTK3 by Region of Arrival Revenue by Customer 2021A Highlights Earlier Asian expansion and multi-destination carry model led to 72% and 30% increase in scheduled block space revenues in 2020 and 2021 Customs bonded warehouse services enable customers to ship stored products, with plan to expand warehouse footprint globally Charter revenues increased by 128% in 2021, partly driven by the reallocation of the A330-200 fleet from ACMI Increased market demand for scheduled and charter services resulted in the reallocation of the A330-200 fleet, as well as the revenues away from ACMI 39% 41% 10% 9% Charter ACMI1 ~14% of revenue generated from US HQ companies2 4

Strong Growth & Attractive Margins 33% Adj. EBITDA margin1 >98% of revenue in USD/GBP/EUR +43% CAGR Adj. EBITDA margin1 29% 33% +~370 bps Revenue & Adj. EBITDA1 Over Time LTM Sep-2022 Financial Highlights +37% CAGR $353m Revenue Source:Company information Note: Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures Key Income Statement Figures $m 2019A 2020A 2021A LTM Sep-2022 Revenue 148 209 290 353 (–) Cost of Sales (125) (140) (198) (261) Gross Profit 22 68 92 92 Gross Margin 15% 33% 32% 26% (–) SG&A Expenses (9) (12) (10) (14) + Other Income from Operating Activities 1 (1) (3) -- Operating Income (EBIT) 14 56 79 78 + Depreciation & Amortization 29 27 32 37 Adj. EBITDA1 43 83 110 116 Adj. EBITDA Margin1 29% 40% 38% 33%

Strong LTM Sep-2022 Financial Performance LTM Sep-2022 Financial Performance +39% Financials in $m 1 +21% Year-on-year growth Source:Company information Notes: Adj. EBITDA is a non-IFRS measure. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

Tailwinds Across Geographies Driving Diversification MNGA revenues increased globally, benefitting from global trade growth and the acceleration of e-commerce adoption Source:Company information Note: Route to Toronto began in 2022 14% represents median from 2017 to 2021 ACMI Scheduled & Block Space EUROPE REVENUE 2019 LTM Sep-2022 $147m $225m +53% NORTH AMERICA REVENUE 2019 LTM Sep-2022 $0.4m $6m +1,438% ASIA REVENUE 2019 LTM Sep-2022 $0.1m $122m +93,031% 1 ~14% of revenue generated from US HQ companies2

# A Rare International Air Freight Investment Opportunity

**Global Airline Market**
*~$260bn market cap (>$90bn North America)*
Dominated by passenger contribution to capacity and earnings (cargo <3% in US[1])

**Global Logistics**
*>$60bn market cap*
(DSV, Kuehne & Nagel)
Asset-light international freight forwarders; increasing users of freighter capacity



**Global Integrators**
*~$230bn market cap*
(UPS, FedEx, DHL)
Ground B2B / B2C parallel networks, mostly domestic

**Cargo**
*>$6bn market cap*
(Cargojet, Atlas, ATSG)
Limited pure play international cargo opportunities

| Broad Peer Sets for MNGA | | | Peer Sets Considered but Dismissed | |
|---|---|---|---|---|
| **Air Cargo Operators** | **Global Integrators** | **Global Logistics & Airfreight Forwarders** | **Other E-Commerce Enablers** | **Other Airlines** |
| • Most relevant peers<br>*Key reference peer*: Cargojet<br>ATSG, Atlas Air | • Exposure to cargo market, although mostly ground transport<br>FedEx, UPS, Deutsche Post DHL Group | • Exposure to similar global trade drivers<br>DSV, Kuehne+Nagel | • Exposure to similar tailwinds, but ultimately different business model<br>amazon, 京东物流 JD Logistics, Alibaba Group | • Passenger-dominated, and thus driven by business cyclicality<br>• Cargo revenues represent only a small portion of total |

MNG AIRLINES

Source: Company materials, FactSet as of 10-Nov-22
Note: Bubble size in the top chart broadly reflects relative size among peer sets in terms of market cap
1 Based on 2019 data to avoid Covid-19 impact on business model

16

# A Rare International Air Freight Investment: High Growth, High Margins, Revenue Visibility, Global Footprint and Cash Generative

| | MNG AIRLINES | Air Cargo Operators | Global Integrators[4] | Global Logistics & Airfreight Forwarders |
|---|---|---|---|---|
| Key Points for Comparison | | • MNGA is more international by points of sale<br>• Provides service to global express and e-commerce operators<br>• Growth is a key differentiator | • MNGA servicing key routes (e.g. UPS, DHL)<br>• Largest freighter fleet<br>• E-commerce and intercontinental end market deliveries | • Similar global airfreight growth drivers<br>• Asset - light |
| Peers | | CARGOJET, ATSG, ATLAS AIR | FedEx, ups, Deutsche Post DHL Group | DSV, KUEHNE+NAGEL |
| FY 2019-LTM Sep-22 Revenue CAGR | 37.2% | 27.5%<br>10.2% - 27.5% | 12.0% - 15.5% | 28.0% - 41.4% |
| Revenue Visibility | ✓✓✓ | ✓✓ | ✓ | ✓✓ |
| Capital Intensity | ✓✓ | ✓✓ | ✓✓✓ | ✓ |
| EV / Adj. EBITDA[1;2] *LTM Sep-22* | 5.8x | 8.5x<br>4.7x – 8.5x | 5.3x – 9.4x | 5.3x – 9.3x |
| EV / Growth-Adj. EBITDA[1;2;3] *LTM Sep-22* | 0.2x | 0.3x<br>0.2x - 0.5x | 0.3x – 0.8x | 0.2x - 0.2x |

*(green oval) Represents Cargojet's metrics*

Source: FactSet as of 10-Nov-2022, company information

Notes: Financials converted to USD at the spot exchange rate as of 10-Nov-2022

1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

2 MNGA multiples based on EV of $676m

3 Defined as (EV / LTM Sep-22 Adj. EBITDA) divided by Adj. EBITDA CAGR 2019-LTM Sep-22

4 FedEx figures as of LTM Aug-2022

MNG AIRLINES

17

# MNGA Compares Favorably to Its Key Peers

| | MNG Airlines | Cargojet | ATSG | Atlas Air |
|---|---|---|---|---|
| **Key Information** | • HQ in Istanbul, Turkey<br>• Diversified routes across EMEA, Asia, and US<br>• >700 FTEs<br>*MNGA operates diversified routes, while its peers focus on North America* | • HQ in Mississauga, ON, Canada<br>• Mostly domestic and Canada-US routes<br>• >1,700 FTEs | • HQ in Wilmington, OH, US<br>• Mostly North America routes<br>• >5,200 FTEs | • HQ in Purchase, NY, US<br>• Mostly North America routes<br>• >4,000 FTEs |
| **Current Fleet** | 9 aircraft in current fleet (2 additional aircraft under LOI):<br>• 6x A300<br>• 3x A330<br>*MNGA operates medium widebodies, similarly to Cargojet and ATSG* | 38 aircraft<br>• 22x B767<br>• 12x B757<br>• 2x Challenger 601<br>• 1x Cessna 720; 1x Beechcraft 1900D | 129[2] aircraft<br>• 122x[2] B767<br>• 7x A321 | 116[1] aircraft<br>• 8x B737<br>• 47x[1] B747<br>• 46x[1] B767<br>• 16x B777 |

**Business Model**

MNG Airlines:



Warehouse & handling 9%
ACMI 10%
Scheduled & Block Space 39%
Charter 41%

*Only Cargojet benefits from significantly diversified revenue streams like MNGA*

Cargojet:



Maintenance 2%
All-in charter 11%
Scheduled Domestic network 39%
ACMI 24%
Fuel & surcharges 24%

ATSG:

*No revenue from scheduled flights*



Other 19%
CAM[4] 19%
ACMI Services 62%

*73% of revenue from 3 customers[3]*

Atlas Air:

*No revenue from scheduled flights*



Dry Leasing 4%
Airline operations 96%

**Key Financials**

MNG Airlines:



29%
40%
38%
33%
37% CAGR
148
209
290
353
2019A
2020A
2021A
LTM Sep-22

*MNGA significantly outpaced its key peers' growth rates over FY 2019-LTM Sep-22*

Cargojet:



33%
42%
39%
35%
27% CAGR
359
494
560
701
2019A
2020A
2021A
LTM Sep-22

ATSG:



27%
28%
28%
29%
10% CAGR
1,678
1,790
1,931
2,192
2019A
2020A
2021A
LTM Sep-22

*2019 – 2021 growth at less than 1/3 MNGA*

Atlas Air:



18%
26%
26%
22%
MNGA's margins are 50% higher
20% CAGR
2,739
3,211
4,031
4,505
2019A
2020A
2021A
LTM Sep-22

Revenues ($m) EBITDA margin

Source: Company information, FactSet as of 10-Nov-22
Notes: Financials converted to USD at the spot exchange rate as of 10-Nov-22
1 Excludes 4x B747 and 6x B767 aircraft configured as passenger aircraft; includes 21 spare aircraft provided by CMI customers
2 Excludes 11x B767, 3x B777, and 4x B757 aircraft configured as passenger aircraft
3 As of 2021A
4 Defined as Cargo Aircraft Management

18

# MNGA Compares Favorably to Cargojet, Its Key Peer

| | | MNG AIRLINES | CARGOJET |
|---|---|---|---|
| Key Information | Routes | *Diversified across EMEA, Asia, and US* | *Mostly domestic and Canada-US* |
| | Employees | *>700* | *>1,700* |
| Current Fleet | • *MNGA and Cargojet operate medium widebodies* | ***9 aircraft in current fleet (2 additional aircraft under LOI):***<br>• *6x A300*<br>• *3x A330* | ***38 aircraft***<br>• *22x B767; 12x B757*<br>• *2x Challenger 601*<br>• *1x Cessna 720; 1x Beechcraft 1900D* |
| Business Model | • *MNGA and Cargojet have comparable diversified revenue streams* | see chart below | see chart below |
| Key Financials | • *MNGA showed outstanding growth in the last 2 years*<br>• *MNGA has generated strong profitability with attractive net income margins[3]* | see chart below | see chart below |
| 2021 Valuation Metrics[4] | • *MNGA is priced at a discount to its key peer* | ***LTM Sep-2022 Valuation multiples***<br>• *EV/Adj. EBITDA[1]: 5.8x (-31%)[2]*<br>• *EV/Growth-Adj. EBITDA[5]: 0.2x (-49%)[2]* | ***LTM Sep-2022 Valuation multiples***<br>• *EV/Adj. EBITDA[1]: 8.5x*<br>• *EV/Growth-Adj. EBITDA[5]: 0.3x* |

**Business Model – MNG Airlines**



Warehouse & handling 9%
ACMI 10%
Scheduled 39%
Charter 41%

**Business Model – Cargojet**



Maintenance 2%
All-in charter 11%
Scheduled Domestic network 39%
ACMI 24%
Fuel & surcharges 24%

**Key Financials – MNG Airlines**



4%
21%
16%
23%
17%
40% CAGR
39% growth
148
209
290
254
353
2019A
2020A
2021A
LTM Sep-21
LTM Sep-22

**Key Financials – Cargojet**



2%
(13%)
22%
6%
31%
25% CAGR
34% growth
359
494
560
524
701
2019A
2020A
2021A
LTM Sep-21
LTM Sep-22

Revenues ($m) Net Income margin[3]

Source: FactSet as of 10-Nov-2022, company information
Notes: Financials converted to USD at the spot exchange rate as of 10-Nov-22
1 EV defined as Enterprise Value. Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures
2 Discount from Cargojet multiple
3 Defined as net income divided by revenue; Cargojet net income excluding fair value changes in warrants
4 MNGA multiples based on EV of $676m
5 Defined as (EV / LTM Sep-22 Adj. EBITDA) divided by Adj. EBITDA CAGR 2019-LTM Sep-22

MNG AIRLINES

19

Substantial Sector Tailwinds Due to Increasing Demand Combined with Supply-Side Constraints Established Track Record, with Close Partnerships with Key Global Logistics Providers Strategically Based in One of the Largest and Fastest-Growing Air Cargo Markets Globally Significant Potential Upside from Multiple Growth Levers including E-Commerce Integration, Expanded Network and Increasing Penetration in Key Markets Through Vertical Integration Barriers to Entry Driven by Slots Guaranteed at Some of the Most Desirable Airports Globally A Global Logistics Provider and E-Commerce Enabler Highly Experienced Management Team with Deep Domain Expertise Backed by Long-Term Committed Shareholders Operational Excellence Evidenced by Multiple Awards from Airbus and Governmental Agencies Key Investment Highlights 2 3 4 5 6 1 8 7

Supporting Key Investment Highlights Materials Appendix A

# A Global Logistics Provider and E-Commerce Enabler

*MNGA is a global logistics provider and e-commerce enabler, with strong revenue visibility from contracts and $116m LTM Sep-2022 Adj. EBITDA[2]*

Annual or Multi-year Contracts

| Scheduled & Block Space<br>*48% of LTM Sep-2022 Revenues[1]* | ACMI<br>*10% of LTM Sep-2022 Revenues* | Charter<br>*41% of LTM Sep-2022 Revenues* |
|---|---|---|
| • Port-to-port air cargo service & logistics support provider | • Solutions provider for express courier and air cargo businesses such as UPS, DHL and Turkish Airlines | • Solutions provider for 60 charter broker companies, integrators and major airlines<br>• Leading charter business in the EMEA region |

**Transcontinental** routes to support rapid growth in **e-commerce demand** across Asia, the EU, and the United States

Access to hubs in **Paris, London, Amsterdam, and Germany** via night flights driving **next-day delivery**

Direct sales in North America with **weekly flights to JFK Airport in New York** and **Pearson International in Toronto**

Maximizing cargo load factor in long distance flights giving MNGA a competitive edge and increasing profitability

- **Global network spanning 4 continents**
- **>3,500 flights annually**
- **180,000 tons of cargo annually**
- **680 million freight ton-kilometres offered**
- **>15,000 customers**
- **100+ routes to 61 destinations across 41 countries**

Source: Company information

Notes:

1 Also includes ramp handling, warehouse export & import, technical and other revenue

2 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

MNG AIRLINES

22

# A Global Logistics Provider and E-Commerce Enabler

*MNGA is a global logistics provider and e-commerce enabler, with an air cargo network including >60 destinations*

**MNGA route network[1]**



Istanbul ←→ Europe
Istanbul / EU ←→ North America
Istanbul ←→ Asia
Istanbul ←→ Middle East
Istanbul ←→ Africa

**MNGA 2021 CTK breakdown (m)[2]**



379.1
287.6
60.4
122.7
11.7
21.8
1.8
18.2
1.5
4.1
Europe
Asia
Middle East
Africa
North America
~14% of revenue generated from US HQ companies[3]
CTK by Departure
CTK by Arrival

Source: Company information

Note:

1. Arrow size reflects relative contribution of different routes to overall CTK
2. Turkey is included in Europe
3. 14% represents median from 2017 to 2021

MNG AIRLINES

23

Substantial Long-Lasting Tailwinds Due to Increasing Demand Combined with Supply-Side Constraints Meaningful secular tailwinds due to growth in global trade and the shift in consumer behavior that has driven e-commerce acceleration, combined with supply-side constraints in the logistics industry PASSENGER WIDEBODY CAPACITY LOSS SUPPLY CHAIN DISRUPTIONS GOODS DEMAND & ECONOMIC RECOVERY MARITIME SHIPPING CHALLENGES Share of worldwide air cargo transported via passenger widebody aircraft decreased from c.50% to c.30% (from Q1 2020 to Q2 2021) Air cargo has been used to address supply chain recoveries Demand for consumer products increasing disproportionately to spending for leisure, travel and services Shift towards air cargo due to maritime shipping challenges, causing a narrower spread between air and maritime cargo transport FLEET REPLACEMENT NEEDS SUPPLY CHAIN STRATEGIES Potential shifts in specific destinations, but not fundamental macro demand changes to global supply chains served by the air cargo networks E-COMMERCE BUSINESS MODELS Global e-commerce volume was recorded at c.$3.5 trillion in 2019 and is forecasted to surpass $6.5 trillion by 2023 RTK growth combined with proven need for dedicated freighter capacity is expected to result in need for c.70% larger fleet over pre-pandemic levels by 2040 c.50% of new deliveries over the next 20 years are expected to be targeted to replace existing older and less efficient freighters Near- to Medium-Term Dynamics Long-Term Dynamics Source:Boeing CMO 2021, Boeing Air Cargo Forecast 2020-2039, Company information Source: Boeing Commercial Market Outlook 2021 – pdf page 10-11-12/20 Boeing World Air Cargo Forecast 2020-2039 – pdf page 10-17/100 FREIGHTER FLEET GROWTH

Strategically Based in One of the Largest and Fastest-Growing Air Cargo Markets Globally Strategically based in one of the largest and fastest-growing air cargo markets globally, with access to key destinations in Europe, the Middle East, Africa and Asia within 3 hours Note: 1Represents total (international and domestic) scheduled traffic carried by air carriers registered in Turkey Istanbul’s Strategic Location Istanbul is at the Heart of the Modern Silk Road Air Transport Freight in Turkey and as a Share of Global Air Freight Trade surpassing >$380 billion flowed through the country in 2020 Turkey is one of the largest air cargo markets globally Istanbul is one of the largest cities in the world, with over 15m people Istanbul Airport is rapidly becoming one of the most important air cargo and logistics centers for Europe, Middle East and Asia The airport, covering 1.4 million square meters, will have cargo handling capacity expected to reach 5.5m tons The volume of cargo transported in 2021 exceeded 1.6m tons, of which >1.5m tons for international traffic Air transport freight has increased in Turkey by a CAGR of 23.1% from 2009-2019 (vs. 2.4% worldwide) Scheduled traffic carried (million ton-km)1 Air transport freight in Turkey as a % of total world air transport Turkey’s global share of air transport freight has increased from 0.6% in 2010 to 3.8% in 2020 Source: World Bank The Belt and Road Cities’ Connectivity Index (https://www.weforum.org/reports/belt-and-road-cities-connectivity-index-report) ACI (https://www.aci-europe.org/44-industry-data/40-airport-traffic.html) Air transport, freight (m ton-km), 1973–2020 Source: The Belt and Road Cities’ Connectivity Index, The Observatory of Economic Complexity (OEC) Source: IGA, International Airport Review, Turkish Airport Authority Source: World Bank (ICIO, Civil Aviation Statistics and ICAO)

Leading Turkish e-commerce platform Global logistics leader +$51m Significant Upside from Multiple Growth Levers including E-Commerce Integration MNGA’s e-commerce revenue grew to $51m in 2021, despite not accounting for any revenues in 2020. This segment continues to show strong growth – as of September 2022, with $82m e-commerce revenue over the last twelve months. Due to MNGA’s strategic positioning along the modern silk road, the Company is well-positioned to address this market further by connecting Asia with the West MNGA’s cargo originating from Asia grew at a 230% CAGR from 2019 to 2021 and continues seeing strong demand from Asian customers MNGA e-Commerce Revenue Growth2 Enhanced value proposition driving increased exposure to e-commerce clients, supported by IGA’s potential to become an important e-commerce hub Global American e-commerce leader Global e-commerce leader Istanbul Grand Airport e-commerce Hub Opportunity The largest airport by traffic volume in Europe1 offering all services that are key for e-commerce: Parcel sorting (e.g. conveyor belt) & picking for dispatch Short-term storage / warehousing Significant connectivity with facilities located outside the airport Istanbul Grand Airport as Primary Hub Primary opportunities for e-commerce retailers Scalable IT platform driving continuous improvements for user experience and greater operational efficiency State-of-the art technology and facilities at IGA >16,500 m2 of strategically located storage space in Turkey Agile & flexible service model providing last-mile delivery & digital integration with custom authorities through an integrated logistics offering Hyperconnectivity to other important gateways MNGA Key Integrated Capabilities Source:Company information Note: As of 2021 according to Airports Council International Customers shown include shipper relationships through freight forwarders +61%

# Upside from Multiple Growth Levers Including Geographic Expansion & Vertical Integration

*Expanding operations in strategic markets support global customer base*

- MNGA began flying to JFK in November 2021 and continues to operate weekly flights to the airport. MNGA also partners with US delivery networks to provide cargo to other major US cities, including Chicago, Los Angeles, Houston, Atlanta, and Miami
- In October 2022, MNGA started flying to Toronto to service the Canadian market and strengthen its footprint in North America
    - **M&A:** MNGA is actively evaluating M&A targets with an Air Operator's Certificate (AOC) in the US, as well as throughout Europe, including in Germany & the UK
- MNGA operates customs-bonded warehouses, a requirement for cross-border shipments, and is trusted by some of the most recognizable brands globally. MNGA anticipates having capacity to handle 18,000 tons p.a.
    - **M&A:** MNGA is actively evaluating warehouse acquisition opportunities in the US and throughout Europe, including in Germany, France, Belgium and the Netherlands to leverage local warehousing and 3PL offerings to strengthen next-day delivery capabilities and further increase air cargo volumes


Asia
Key growth geographies

***"We are delighted that our long-time cargo airline partner MNG Airlines is significantly growing its presence at CGN (Cologne Airport). Especially the German and BeNeLux-exporters will benefit from the new JFK flights."***

- Johan Vanneste, President & CEO Cologne Bonn Airports

MNG AIRLINES

Source: Company information

27

Barriers to Entry Driven by Rights to Slots at Some of the Most Desirable Airports Globally Key airports globally (e.g. JFK, CDG, CGN) are capacity-constrained and unable to offer new slots to competitors; the future of e-commerce lies within achieving same-day delivery through utilization of key slots Historical Slot Portfolio of MNGA The most common entry barriers at Level 3 airports (“coordinated airports”) are capacity and slot availability Slots are very limited due to the inaccessibility of the night period (aimed at reducing aircraft noise) Therefore, a new entrant could spend years on the waiting list to access a Level 3 airport, regardless of its market power Turkey, IST/SAW S:98 – W:98 Israel, TVL S:20 – W:20 Croatia, ZAG S:2 – W:2 Germany, CGN/LEJ S:50 – W:50 Netherlands, AMS S:4 – W:4 UK, London/LTN S:20 – W:20 France, CDG S:10 – W:10 S: Summer Season / W: Winter Season Source:Company information MNGA historically owns the rights for the below slots 428 Total Slots Spain, MAD/ZAZ S:6 – W:6 US, JFK S:4 – W:4 TBC with company: how do quotas get assigned

# Operational Excellence Evidenced by Multiple Awards from Airbus and Governmental Agencies

*Multiple awards from Airbus and further registered as Service Supplier & Vendor to UN, NATO, US Military and Non-Military Organizations*

## Track Record of Excellence

*Dispatch Reliability From 2012 - 2021[1]*



99.6
99.7
98.6
99.1
A300-600
A330
Global Average[2]
MNGA[2]

## International and Governmental Accreditations & Certifications

**Certified Pharma Operations**

GDP Good Distribution Practice

**Authorized and Certified Service Quality**

ISO 9001 2015 CERTIFIED

**TOBB UND Guarantee**

TOBB UND

IATA IOSA

IATA Operational Safety Audit

## Operations: Accreditations & Certifications by AIRBUS

- Operational Excellence A300-600 Mixed Airbus Fleet 2018
- Operational Excellence Worldwide A300-600 Fleet 2013-2014
- Operational Excellence A300/A310 Family Award 2010-2011
- Operational Excellence A300B2/B4 Fleet 2008-2009

Source: SkyWise, Company information

Notes:

1 Average figures from 2012 to 2021

2 Global Average based on the worldwide fleet data provided by SkyWise

MNG AIRLINES

29

Highly Experienced Management Team with Deep Domain Expertise MNGA executive team brings over 185+ years of experience1 Source:Company information Note: 1Including full executive team Murathan Günal Chairman and CEO of MAPA Group Ali Sedat Özkazanc CEO of MNGA Emre Mazanoğlu Head of Audit Committee Gamze Ete Kuran Head of Compliance and ESG Ali Şimşek Head of Finance and Accounting 185+ years of combined experience(1) 35+ years at MAPA Group(1) Affiliations to industry bodies Relevant previous experience 70+ years at MNGA(1)

Additional Valuation Materials Appendix B

# Leading Metrics in the Industry – Growth, Profitability and Pricing Power

## Revenue CAGR FY 2019-LTM Sep-2022



Median: 19.8%
Median: 12.1%
Median: 34.7%
37.2%
27.5%
19.8%
10.2%
15.5%
12.1%
12.0%
41.4%
28.0%
CARGOJET
ATLAS AIR
ATSG
Deutsche Post DHL Group
FedEx 2
ups
DSV
KUEHNE+NAGEL

## Adj. EBITDA Margin[1] LTM Sep-2022



Median: 28.9%
Median: 13.6%
Median: 12.2%
32.7%
35.5%
28.9%
21.6%
16.9%
13.6%
10.6%
12.4%
12.0%
CARGOJET
ATSG
ATLAS AIR
ups
Deutsche Post DHL Group
FedEx 2
KUEHNE+NAGEL
DSV

## Cargo Revenue (US$) per Block Hour 2019-LTM Sep-2022



8,652
10,937
11,757
13,790
na
8,396
7,800
7,061
7,189
8,522
10,413
13,898
CARGOJET
ATLAS AIR
2019
2020
2021
LTM Sep-2022

Source: FactSet as of 10-Nov-2022, company information

Notes:

1 Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures

2 LTM Aug-2022

MNG AIRLINES

32

Entry Price Point at Substantial Discount to Cargojet, Its Key Peer Median: 5.3x Median: 7.3x EV / Adj. EBITDA1;2 LTM Sep-2022 Median: 7.5x Median: 0.3x Median: 0.2x EV / Growth-Adj. EBITDA1;2;3 LTM Sep-2022 Median: 0.6x Source:FactSet as of 10-Nov-2022, company information Notes: Adj. EBITDA and Adj. EBITDA Margin are non-IFRS measures. See the appendix at the end of this Presentation for a reconciliation to the nearest IFRS measures MNGA multiples based on EV of $676m Defined as (EV / LTM Sep-22 Adj. EBITDA) divided by Adj. EBITDA CAGR 2019-LTM Sep-22 LTM Aug-2022 multiple Change to spot EV/LTM EBITDA as of Q3’22 5.9x 4 4

Additional Materials Appendix C

Aircraft Model Vintage In Date End Date Range (km) Payload (tons) 1995 2014 Owned 4,800 km  47 tons 1989 2015 Owned 1989 2013 Owned 1999 2008 2024 1994 2012 2024 1994 2013 2024 2012 2012 Owned 6,000 km  68 tons 2007 2021 2027 6,780 km  61 tons 2007 2022 2028 2008 2023 2031 3,800 km 27 tons 2002 2024 2032 Long-Haul Fleet Growth for Further Global Connectivity Current Full Airbus Long-Haul Fleet – Owned and Leased – Provides Predictable Capacity Source:Company information, Airbus Notes: 1Two additional aircraft under non-binding LOIs and subject to closing; range and payload refer to A321-P2F family A330-P2F300 A321-200P2F1 A300-600F A330-200F

1. Upgrading Our Fleets to Cleaner Vehicles By transitioning to cleaner fleets, whether they are more fuel-efficient or use fossil-free energy, we can drastically reduce our CO2 emissions. Sustainable Aviation Fuels (SAF) expected to be introduced by 2024. We are also concerned about noise pollution and adhere to several airport noise pollution regulations MNGA ESG Strategy 5. Increasing Fuel Efficiency As part of environmental protection and climate change mitigation, we have undertaken numerous measures to reduce our carbon footprint by improving fuel efficiency. We have also started employing younger aircrafts in our fleet 4. Carbon Footprint Tracking We have started to implement a carbon footprint tracking system to reduce the carbon footprint of our operations Transition to Green Buildings Decarbonizing our air cargo operations also includes the efforts to transition to green buildings: cargo facilities at airports, warehouses, airport terminals, offices Our Mission We are working very closely with our stakeholders to reduce our environmental impacts arising from our operations, with a goal to ensure a green planet GO e-Freight Replacing paperwork with electronic messages and further digitalization to reduce the carbon footprint

# MNGA – Historical Income Statement and Balance Sheet

**Income Statement**

| ('000 USD) | 2019 | 2020 | 2021 | YTD Sep-2021 | YTD Sep-2022 |
|---|---|---|---|---|---|
| Revenue | 147,787 | 208,807 | 289,668 | 190,235 | 253,573 |
| Cost of Services (-) | (125,394) | (140,423) | (197,995) | (133,519) | (196,319) |
| **Gross Profit** | 22,393 | 68,383 | 91,674 | 56,716 | 57,254 |
| General Administrative Expenses | (9,022) | (12,026) | (10,323) | (9,292) | (10,394) |
| Other Income From Operating Activities | 1,011 | (650) | (2,727) | - | - |
| **Operating Income** | 14,381 | 55,708 | 78,623 | 47,424 | 46,860 |
| Income From Investment Activities (Net) | (3,088) | 11,927 | 4,917 | 3,509 | 3,142 |
| Share of Investments' Profit / Loss | 382 | 202 | 345 | 415 | 441 |
| Financial Expense (-) | (2,275) | (7,506) | (17,414) | (2,825) | 1,627 |
| **Profit Before Tax** | 9,400 | 60,332 | 66,471 | 48,524 | 52,069 |
| Tax (-) | (2,978) | (15,469) | (19,743) | (12,254) | (1,901) |
| **Net Income** | 6,422 | 44,863 | 46,728 | 36,270 | 50,168 |
| **Depreciation Expenses in IC** | 28,522 | 27,375 | 31,509 | 21,953 | 27,891 |
| Aircraft, Machinery and Equipment | 28,023 | 26,274 | 30,364 | 21,114 | 26,850 |
| General Expenses and Administration | 499 | 1,101 | 1,145 | 839 | 1,041 |

**Balance Sheet**

| Assets ('000 USD) | 2019 | 2020 | 2021 | Sep-2022 |
|---|---|---|---|---|
| Cash and Equivalents | 12,245 | 46,542 | 46,186 | 17,235 |
| Trade Receivables | 16,319 | 17,743 | 26,748 | 17,478 |
| Other Receivables from Related Parties | 9,686 | 17,375 | 34,676 | 59,694 |
| Inventories | 2,367 | 2,371 | 2,960 | 4,771 |
| Prepaid Expenses | 3,568 | 3,245 | 3,279 | 971 |
| Other Current Assets | 1,264 | 493 | 475 | 1,901 |
| **Total Current Assets** | 45,449 | 87,770 | 114,324 | 102,049 |
| Property, Plant and Equipment | 147,574 | 163,185 | 211,387 | 219,682 |
| Intangible Fixed Assets | 1,988 | 1,499 | 3,163 | 6,743 |
| Financial Investments – Long-term | 1,493 | 1,825 | 2,015 | 2,174 |
| Pre-paid Expenses – Long-term | 10,878 | 14,740 | 18,853 | 25,992 |
| Other Non-Current Assets | 39 | 39 | 39 | - |
| **Total Non-current Assets** | 161,972 | 181,288 | 235,457 | 254,590 |
| **Total Assets** | 207,420 | 269,058 | 349,781 | 356,639 |
| **Liabilities ('000 USD)** | **2019** | **2020** | **2021** | **Sep-2022** |
| Short-term Loans | 2,030 | 18,551 | 40,576 | 25,913 |
| Short-term Obligations under Finance Leases | 11,770 | 13,579 | 12,796 | 7,450 |
| Short-term Obligations under Operational Leases | 377 | 275 | 185 | 167 |
| Trade Payables | 11,608 | 21,666 | 25,313 | 30,603 |
| Due to Related Parties | 201 | 633 | 1,873 | 875 |
| Other Payables and Expense Accruals | 3,308 | 4,531 | 12,846 | 12,088 |
| Current Tax Liabilities | 2,388 | 3,546 | 2,893 | 2,352 |
| **Total Current Liabilities** | 31,682 | 62,781 | 96,482 | 79,449 |
| Long-term Loans | 40,534 | 33,860 | 53,368 | 56,044 |
| Long-term Provisions | 2,545 | 3,173 | 2,363 | 2,732 |
| Deferred Tax Liabilities | 18,548 | 25,203 | 31,935 | 26,556 |
| **Total Non-Current Liabilities** | 61,627 | 62,236 | 87,667 | 85,333 |
| **Total Shareholder Equity** | | | | |
| of which Share Capital | 33,285 | 33,285 | 33,285 | 33,285 |
| of which Currency Translation Reserve | (19) | 111 | (35) | (356) |
| of which Restricted Profit Reserves | 3,486 | 5,314 | 8,063 | 10,433 |
| Retained Earnings | 70,937 | 60,468 | 77,590 | 98,327 |
| Net Profit for the Period | 6,422 | 44,863 | 46,728 | 50,168 |
| **Total Liabilities & Shareholder Equity** | 207,420 | 269,058 | 349,781 | 356,639 |

Source: Company information

Notes: This historical financial information and data does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxy statement/prospectus contained therein. Any adjustments to this historical information and data may be material

MNG AIRLINES

37

# MNGA – Historical Cash Flow Statement

| Cash Flow Statement | | | | | |
|---|---|---|---|---|---|
| ('000 USD) | 2019 | 2020 | 2021 | YTD Sep-2021 | YTD Sep-2022 |
| **Net Income** | **6,422** | **44,863** | **46,728** | **36,270** | **50,168** |
| Income tax expense | 2,978 | 15,469 | 19,743 | 12,254 | 1,901 |
| Depreciation and amortization expenses | 28,522 | 27,375 | 31,509 | 21,953 | 27,891 |
| Impairment charge on fixed assets | 3,797 | (12,010) | 2,225 | - | - |
| Share of profits of investments - equity method | (382) | (202) | (345) | (415) | 122 |
| Change in provisions | 305 | 1,770 | (809) | (151) | (5,010) |
| Change in working capital | 3,657 | 7,085 | (1,760) | 4,456 | 5,735 |
| Taxes paid | (5,013) | (7,358) | (13,663) | (10,696) | (7,821) |
| **Cash Flows from Operations** | **40,286** | **76,992** | **83,628** | **63,670** | **72,985** |
| | | | | | |
| Fixed asset purchase / investments | (16,464) | (34,791) | (63,907) | (58,430) | (39,766) |
| Proceeds from sale of property, plant, equipment | - | 4,256 | - | - | - |
| Investments in associates | 537 | (130) | 155 | 101 | (120) |
| **Cash Flows from Investments** | **(15,927)** | **(30,665)** | **(63,752)** | **(58,329)** | **(39,886)** |
| | | | | | |
| Borrowing | 9,213 | 10,161 | 13,984 | 28,026 | (6,016) |
| *Proceeds from borrowings* | 680 | 23,620 | 70,391 | 58,580 | 37,143 |
| *Repayment of borrowings* | (1,400) | (4,684) | (37,217) | (19,023) | (32,529) |
| *Proceeds from sale & lease back transaction* | 27,930 | - | - | - | - |
| *Repayments of leases* | (17,997) | (8,775) | (19,190) | (11,531) | (10,630) |
| Dividend distribution | (784) | (658) | (1,472) | (1,472) | (1,077) |
| Related party borrowings | (28,671) | (21,663) | (41,807) | (60,973) | (43,389) |
| **Cash Flows from Financing** | **(20,242)** | **(12,160)** | **(29,294)** | **(34,419)** | **(50,482)** |
| Effect of foreign exchange translation | - | 130 | 9,063 | 17,650 | (11,568) |
| **Net Cash Flow** | **4,117** | **34,297** | **(356)** | **(11,428)** | **(28,951)** |
| | | | | | |
| **Opening Cash** | **8,128** | **12,245** | **46,542** | **46,542** | **46,186** |
| **Ending Cash** | **12,245** | **46,542** | **46,186** | **35,114** | **17,235** |

***Note: 2021 cash flow includes $43m growth capex investment***

Source: Company information

Notes: This historical financial information and data does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxy statement/prospectus contained therein. Any adjustments to this historical information and data may be material

MNG AIRLINES

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MNGA – Key Historical Financial Metrics Income Statement - YTD ('000 USD) YTD Sep-2021 YTD Sep-2022 Revenue 190,235 253,573 Cost of Services (-) (133,519) (196,319) Gross Profit 56,716 57,254     General Administrative Expenses (9,292) (10,394) Other Income From Operating Activities - - Operating Income 47,424 46,860     Income From Investment Activities (Net) 3,509 3,142 Share of Investments' Profit / Loss 415 441 Financial Expense (2,825) 1,627 Profit Before Tax 48,524 52,069     Tax (-) (12,254) (1,901) Net Profit 36,270 50,168     Depreciation Expenses in IC 21,953 27,891 Aircraft, Machinery and Equipment 21,114 26,850 General Expenses and Administration 839 1,041 ('000 USD) LTM Sep-2021 LTM Sep-2022 Revenue 254,195 353,006 Adjusted EBITDA 95,276 115,506 Adj. EBITDA Margin 37% 33% Net Income 57,658 60,627 Net Income Margin 23% 17% Key items - LTM Source:Company information Notes: This historical financial information and data does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxy statement/prospectus contained therein. Any adjustments to this historical information and data may be material

# Reconciliation of Non-IFRS to IFRS Measures

| ('000 USD) | 2019 | 2020 | 2021 | YTD Sep-2021 | YTD Sep-2022 |
|---|---|---|---|---|---|
| **Net Income** | **6,422** | **44,863** | **46,728** | **36,270** | **50,168** |
| Tax expense | 2,978 | 15,469 | 19,743 | 12,254 | 1,901 |
| Income from investing activities | 3,088 | (11,927) | (4,917) | (3,509) | (3,142) |
| Share of profit from investments under the equity method | (382) | (202) | (345) | (415) | (441) |
| Finance Expenses[1] | 2,275 | 7,506 | 17,414 | 2,825 | (1,627) |
| Depreciation and amortization | 28,522 | 27,375 | 31,509 | 21,953 | 27,891 |
| **Adjusted EBITDA** | **42,903** | **83,084** | **110,132** | **69,377** | **74,751** |
| *Adjusted EBITDA Margin (Adjusted EBITDA / Revenue)* | *29%* | *40%* | *38%* | *36%* | *29%* |

| ('000 USD) | 2019 | 2020 | 2021 | YTD Sep-2021 | YTD Sep-2022 |
|---|---|---|---|---|---|
| **Adjusted EBITDA** | **42,903** | **83,084** | **110,132** | **69,377** | **74,751** |
| Changes in Net Working Capital | 3,657 | 7,085 | (1,760) | 4,456 | 5,735 |
| Maintenance Capex | (13,411) | (24,033) | (21,353) | (20,753) | (17,712) |
| **Adjusted Cash Conversion Pre-Growth Capex** | **33,150** | **66,135** | **87,020** | **53,079** | **62,773** |
| *Adjusted Cash Conversion Pre-Growth Capex Margin (Adjusted Cash Conversion Pre- Growth Capex / Adjusted EBITDA)* | *77%* | *80%* | *79%* | *77%* | *84%* |
| Growth Capex | (3,053) | (10,758) | (42,554) | (37,677) | (22,054) |
| **Adjusted Cash Conversion** | **30,096** | **55,377** | **44,466** | **15,403** | **40,719** |
| *Adjusted Cash Conversion Margin (Adjusted Cash Conversion / Adjusted EBITDA)* | *70%* | *67%* | *40%* | *22%* | *54%* |

MNG AIRLINES

Source: Company information

Notes: This historical financial information and data does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC relating to the potential business combination and the proxy statement/prospectus contained therein. Any adjustments to this historical information and data may be material

1. Financial expenses include interest expenses on bank loans and foreign exchange gains or losses on financial assets and liabilities (other than trade receivables and payables)

40

Industry Outlook Appendix D

For Passenger Airlines, Cargo Continues to be the Bright Spot “Turkish cargo performed well as we recorded around $900 million of revenue” “To sustain our growth in cargo, we are introducing new products, focusing more on niche cargo segments and facilitating more strongly the efficiency growth by our new cargo terminal in Istanbul Airport” “…our investment management team is looking for new aircraft, especially cargo” “We are seeing some erosion in the yield environment, but being able to compensate this drop with increasing total tonnes carried” November 3rd 2022, Q3 22 Earnings Call “Lufthansa Cargo (…) expects to post another record result for '22. In the first 9 months of this year, our Cargo colleagues have generated an operating profit of an impressive EUR 1.3 billion, and therefore, expect their full year results to exceed last year's figure of EUR 1.5 billion. Overall, it doesn't take much to hear that from my voice here, we remain optimistic for the rest of this year” “For next year, we still expect the yields to be above what we had precrisis level” October 27th 2022, Q3 22 Earnings Call “…we saw a very large opportunity with freighters, with cargo. And so we have launched really back into the dedicated freighter business” “…we have a strong, a very strong team on the cargo side and saw this really as a dimension that will not stop growing. And so we made the pivot and jumped into it.” September 15th 2022, Investor Conference “the second positive element is the cargo, EUR 300 million more than where we were in 2019 (…) the yield is holding strong, and it’s even compared to 2021. So the yields, the price per ATK is up at 14% compared to 2019” October 28th 2022, Q3 22 Earnings Call “Cargo posted another strong quarter with revenue increasing nearly 40% compared to 2019, with the reduction in air cargo traffic as seafreight recovered which was more than offset [by] strong yields.” October 28th 2022, Q3 22 Earnings Call

# Global Carriers Indicate that Demand for Air Freight Remains Robust, Including on the Europe-Asia Route

DHL

"**B2B outlook slightly above global GDP** –and in line with pre-COVID trends. B2B **E-commerce remains the fuel for additional growth**. Normalization in B2C is happening, but **continued growth above GDP as crossborder E-commerce continues to take share of retail spending**"

*September 8th 2022, DHL Investor Day*

"**Demand expected to outstrip supply through 2030.** Given **demand vs supply imbalance, rates to stay at high levels through 2023 – 2024**"

*June 13th 2022, DHL Global Forwarding, Freight Mgmt. Update*

FedEx

"**Trade between Asia and Europe** countries accounts for about **half of the world's merchandise commerce** (…). 2021 saw trade between China and Europe grow **to $800b**, and the trajectory continues with a **12% YoY increase** over January and February 2022 to **$138b** (…). Trade between other Asian markets (…) and the EU also continues to show a **healthy momentum**"

"As **one of the most important trade lanes in the world, Asia-Europe is where mega-economies will converge in the coming years**"

*June 16th 2022, Kawal Preet, president of AMEA*

DSV

"Weaker demand [in air freight] was **more than compensated by strong yields**."

Reported **48% YoY growth in gross profit / tonne** for air freight.

*October 25th 2022, Q3 2022 Results*

CARGOJET

"747s are gone, 380s are gone. Those were the biggest belly businesses, **they're all gone**. So what are we left with is 777s basically or A350 aircraft, and there's a **lot of narrow-bodies that are going to fly internationally**. So I think there's a hybrid model that some of the belly business will go back, obviously, but we feel **a lot of it will be retained by the freighters**."

"Our 2026 adjusted EBITDA is expected to continue to be **greater than 35% of revenue**"

"**e-commerce will continue to grow** at attractive compound annual growth rates **for years, if not decades**. We believe **that this will help mitigate the risk of any potential recession**"

*October 31st 2022, Q3 2022 Earnings Call*

MNG AIRLINES

43

Boeing Believes Freighters Will Remain Important for the World Air Cargo Industry Sources:Boeing World Air Cargo Forecast 2020–2039 Most passenger belly capacity does not serve key cargo trade routes Twin-aisle passenger schedules often do not meet shipper timing needs Freight forwarders prefer palletized capacity, which is not available on single-aisle aircraft Passenger bellies cannot serve hazardous materials and project cargo Payload-range considerations on passenger airplanes may limit cargo carriage https://www.boeing.com/resources/boeingdotcom/market/assets/downloads/2020_WACF_PDF_Download.pdf

Risks Related to MNGA The Company’s reputation and business could be adversely affected in the event of an aviation accident or similar public incident involving its aircraft or personnel. The Company and the air cargo industry in general are particularly sensitive to changes in economic conditions and continued negative economic conditions that would likely continue to adversely affect the Company and its ability to obtain financing on acceptable terms. Air cargo companies are often affected by factors beyond their control including: air traffic congestion at airports; air traffic control inefficiencies; adverse weather conditions, such as hurricanes or blizzards; terrorist activities; increased security measures; new logistics related taxes or the outbreak of disease, any of which could have a material adverse effect on the Company’s business, results of operations and financial condition. Risks associated with the Company’s presence in international emerging markets, including political or economic instability, and failure to adequately comply with existing legal requirements, may materially adversely affect the Company. The Company is subject to significant governmental regulation and changes to the civil aviation regulatory framework may adversely affect the Company, its business and results of operations, including its competitiveness and compliance costs. The Company is subject to a number of environmental, health and safety and tax laws and regulations, and the cost of compliance with, and any liabilities under, current and future laws and regulations may have a material adverse effect on its business, financial condition, results of operations or prospects. The Company operates in a competitive industry and actions by its competitors could adversely affect the Company. Significant capital investments, including the expansion of its fleet have been, and may in the future continue to be, necessary to achieve the Company's growth plans, which carry project and other risks. Reduction in demand for cargo or charter operations of the Company, or governmental reduction or limitation of operating capacity, could harm its business, results of operations and financial condition. The Company relies on efficient daily aircraft utilization to address peak demand, which makes it vulnerable to delays, cancellations or aircraft unavailability. Failure to obtain, renew or maintain the permits and approvals required to operate the Company's businesses may have an adverse effect on its business, financial condition, results of operations and prospects. The Company relies on the strength of its reputation and the reputation of MAPA. If the Company and/or its parent company are unable to maintain and enhance its brand and capture additional market share or if the reputation and business of the Company and/or its parent company are harmed, this could have a material and adverse impact on its business, financial condition, results of operations and prospects.  The Company flies and depends upon Airbus aircraft, and the Company could suffer if it does not receive timely deliveries of aircraft, if aircraft from this company become unavailable or subject to significant maintenance or if the public negatively perceives its aircraft. You should carefully consider the risks and uncertainties described in the “Risk Factors” contained herein, the “Risk Factors” section of Golden Falcon’s Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022 and subsequently filed Quarterly Reports on Form 10-Q, other documents filed by Golden Falcon from time to time with the SEC and any risk factors made available to you in connection with Golden Falcon, MNGA (“Company”) or the Potential Business Combination (together, the “Potential Business Combination Risk Factors”). Risk Factors

Risks Related to MNGA (Cont’d) The Company is highly dependent on its main hub at Istanbul Grand Airport (“IGA”), as its primary hub, especially for its e-commerce integration, and as such, a material disruption at its main hub could adversely affect the Company. A failure to implement its growth strategy may adversely affect the Company. Any inability to attract and retain key management and qualified personnel may negatively affect the Company’s business. Increases in labour benefits, and other worker-related disturbances may adversely affect the Company, including its ability to carry out normal business operations. Unexpected increases in the price of aircraft fuel or a shortage or disruption in the supply of aircraft fuel could have a material adverse effect on the Company’s business, results of operations and financial condition. The outbreak of COVID-19 has had an adverse impact that has been material to the Company’s business, operating results, financial condition and liquidity, and the duration and spread of the pandemic could result in additional adverse impacts. The outbreak of another disease or similar public health threat in the future could also have an adverse effect on the Company’s business, operating results, financial condition and liquidity. Because the air cargo industry is characterized by high fixed costs and relatively elastic revenues, airlines cannot quickly reduce their costs to respond to shortfalls in expected revenue and this may harm the Company’s ability to achieve its strategic goals. A possible consolidation in the Turkish and global air cargo industry may adversely affect the Company. Technical and operational problems in the Turkish civil aviation infrastructure, including air traffic control systems, airspace and airport infrastructure, may have a material adverse effect on the Company’s strategy and, consequently, on the Company. The Company is exposed to the risk of inadvertently violating anti-corruption, anti-money laundering, anti-terrorist financing and economic sanctions laws and regulations and other similar laws and regulations and any violation or alleged violation of anti-corruption, anti-bribery, anti-money laundering and antitrust laws and regulations could adversely affect the Company, including its brand and reputation. The Company could be adversely affected by expenses or stoppages associated with planned or unplanned maintenance on its aircraft, as well as any inability to obtain spare parts on time. The Company relies on third-party suppliers for its aircraft and aircraft engines as well as aircraft fuel. The Company is, and may in the future be, involved in litigation that may have a material adverse affect. Any expansion of the Company’s business activities through mergers, acquisitions, joint ventures or strategic alliances may be impacted by antitrust laws, access to capital resources, and the costs and difficulties of integrating future acquired businesses and technologies, which could impede its future growth and adversely affect its competitiveness. Risk Factors (Cont’d)

Risks Related to MNGA (Cont’d) The Company’s level of indebtedness may affect its flexibility in operating and developing its business and ability to satisfy its obligations. Increases in insurance costs or reductions in insurance coverage may have a material adverse effect on the Company’s business, results of operations and financial condition. Failure to maintain good employee relations may affect the Company’s operations and the success of its business. The Company’s intellectual property rights, particularly its branding rights, are valuable, and any inability to protect them may adversely affect its business and financial results. A delay or failure to identify and devise, invest in and implement certain important technology, business, and other initiatives could have a material impact on the Company’s business, financial condition and results of operations. The Company depends significantly on automated systems and cyber security threats continue to increase in frequency and sophistication, and a successful cyber security attack could interrupt or disrupt its information technology systems, or those of its third-party service providers, which could, among other adverse effects, disrupt its business, force the Company to incur costs or cause reputational harmony breakdown, hacking or changes in these systems may adversely affect the Company. System failures, defects, errors or vulnerabilities in its website, applications, backend systems or other technology systems or those of third-party technology providers could harm the Company’s reputation and adversely affect its business. The Company has entered into, and will continue to enter into, related party transactions with its parent company, as well as other related parties. Risks Related to Turkey The Company is subject to risks associated with doing business in an emerging market. The Company’s headquarters and facilities are located in Turkey and, therefore, its prospects, business, financial condition and results of operations may be adversely affected by political or economic instability in Turkey. Turkey's economy is subject to inflation and risks related to its current account deficit. Turkey's economy has been undergoing a significant transformation and remains subject to ongoing structural and macroeconomic risks. Turkey is subject to internal and external unrest and the threat of future terrorist acts, which may adversely affect the Company. Conflict and uncertainty in neighboring and nearby countries may have a material adverse effect on the Company’s business, financial condition, results of operations or prospects. Risk Factors (Cont’d)

Risks Related to Operating as a Public Company The Company’s senior management team has limited experience managing a public company, and regulatory compliance obligations may divert their attention from the day-to-day management of its businesses. As a public reporting company, the Company will be subject to rules and regulations established from time to time by the SEC and Public Company Accounting Oversight Board regarding its internal control over financial reporting. If the Company fails to establish and maintain effective internal control over financial reporting and disclosure controls and procedures, it may not be able to accurately report its financial results or report them in a timely manner. The Company will incur significant costs as a result of operating as a public company. Risks Related to Golden Falcon and the Business Combination Golden Falcon’s directors and officers have potential conflicts of interest in recommending that Golden Falcon’s stockholders vote in favor of the adoption of the business combination agreement relating to the potential business combination and approval of the other proposals to be described in the proxy statement/prospectus to be filed relating to the potential business combination. Golden Falcon’s sponsor, directors and officers have agreed to vote in favor of the potential business combination, regardless of how Golden Falcon’s public stockholders vote. If Golden Falcon is unable to complete this potential business combination, or another business combination, by December 22, 2022, unless Golden Falcon’s stockholders approve a stockholder proposal to extend the business combination deadline at the special meeting of stockholders to be held on December 16, 2022 (the “extension vote”), Golden Falcon would cease all operations except for the purpose of winding up and redeem all of Golden Falcon’s public shares and liquidate. We may be unable to complete the potential business combination if the stockholders of Golden Falcon do not approve the transaction or a significant number of Golden Falcon stockholders exercise their redemption rights, including in connection with the extension vote, thereby reducing the amount of funds available to complete the potential business combination. There can be no assurance that the contemplated transaction will achieve the Company’s objectives of providing it with sufficient capital, and if the Company requires additional capital to fund its operations or expected growth, there can be no assurance that it will be able to obtain such funds on attractive terms or at all, and you may experience dilution as a result. The ability of Golden Falcon stockholders to exercise redemption rights with respect to a large number of shares could deplete Golden Falcon’s trust account prior to the potential business combination and thereby diminish the amount of working capital of the combined company. Risk Factors (Cont’d)

Risks Related to Golden Falcon and the Potential Business Combination (Cont’d) There can be no assurance that the potential business combination will achieve the Company’s objectives of providing it with sufficient capital, and if the Company requires additional capital to fund its operations or expected growth, there can be no assurance that it will be able to obtain such funds on attractive terms or at all, and you may experience dilution as a result. The ability of Golden Falcon stockholders to exercise redemption rights with respect to a large number of shares could deplete Golden Falcon’s trust account prior to the potential business combination and thereby diminish the amount of working capital of MNGA. Golden Falcon’s sponsor beneficially owns a significant equity interest in Golden Falcon and may take actions that conflict with your interest. Golden Falcon and the Company will incur significant transaction costs in connection with the potential business combination. The consummation of the potential business combination is subject to a number of conditions and if those conditions are not satisfied or waived, the business combination agreement to be entered into for the potential business combination may be terminated in accordance with its terms and the potential business combination may not be completed. The ability to successfully effect the potential business combination and New PubCo’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of the Company. The loss of such key personnel could negatively impact the operations and financial results of MNGA. There is no guarantee that a Golden Falcon stockholder’s decision to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better future economic position. If the potential business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Golden Falcon’s securities or, following the consummation of the potential business combination, MNGA’s securities, may decline. While the Company and Golden Falcon work to complete the potential business combination, the Company’s management’s focus and resources may be diverted from operational matters and other strategic opportunities. Legal proceedings may be instituted against the potential business combination, which could delay or prevent or otherwise adversely impact the potential business combination. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Golden Falcon’s or the Company’s business, including their ability to consummate the potential business combination, and results of operations. Golden Falcon may be forced to close the potential business combination even if it determines that it is no longer in Golden Falcon stockholders’ best interest. Golden Falcon’s board of directors did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the potential business combination. Risk Factors (Cont’d)

Risks Related to Golden Falcon and the Business Combination (Cont’d) Golden Falcon is dependent upon its directors and officers and their loss could adversely affect Golden Falcon’s ability to complete the potential business combination. Golden Falcon’s sponsor, directors, officers and their affiliates may elect to purchase shares from Golden Falcon’s public stockholders, which may influence a vote on the potential business combination and reduce Golden Falcon’s public “float.” Delays in completing the potential business combination may substantially reduce the expected benefits of the potential business combination. If before distributing the proceeds in the trust account to its public stockholders, Golden Falcon files a bankruptcy petition or an involuntary bankruptcy petition is filed against Golden Falcon that is not dismissed, the claims of creditors in such proceeding may have priority over the claims Golden Falcon’s stockholders and the per-share amount that would otherwise be received by Golden Falcon’s stockholders in connection with its liquidation may be reduced. If third parties bring claims against Golden Falcon, the proceeds held in the trust account could be reduced and the per-share redemption amount received by stockholders may be less than $10 per share. If, after Golden Falcon distributes the proceeds in the trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against Golden Falcon that is not dismissed, a bankruptcy court may seek to recover such proceeds, and Golden Falcon and its board may be exposed to claims of punitive damages. Golden Falcon’s assessment of the capabilities of the Company’s management to continue the Company’s growth transition may prove to be incorrect, which could negatively impact the value of the continuing investment of Golden Falcon stockholders. Golden Falcon’s due diligence investigation of the Company and factors affecting its business may not surface all material issues, including issues or circumstances that could have a significant negative effect on the Company’s financial condition and results of operations, which could cause Golden Falcon stockholders to lose some or all of their continuing investment. Even if Golden Falcon consummates the potential business combination, there is no guarantee that the public warrants will be in the money at the time they become exercisable, and they may expire worthless. The grant and future exercise of registration rights may adversely affect the market price of MNGA’s securities upon consummation of the potential business combination. MNGA may not meet the NYSE’s initial listing criteria, and even if it does, the NYSE may not continue to list MNGA’s securities on its exchange; which could limit the ability of investors in MNGA to make transactions in MNGA’s securities and subject MNGA to additional trading restrictions. Substantial future sales of Golden Falcon’s Class A common stock could cause the market price of Golden Falcon’s Class A common stock to decline. Risk Factors (Cont’d)

Risks Related to an Investment in MNGA Following the Business Combination MNGA will qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such MNGA will be exempt from certain provisions applicable to United States domestic public companies. As a company incorporated in Turkey, MNGA will be permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from the NYSE corporate governance listing standards applicable to domestic U.S. companies; these practices may afford less protection to stockholders than they would enjoy if MNGA complies fully with the NYSE’s corporate governance listing standards. You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be limited, because MNGA will be incorporated under the laws of the Turkey. MNGA will conduct substantially all of its operations and a majority of its directors and executive officers reside outside of the United States. Following the consummation of the potential business combination, MNGA will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations. It is not expected that MNGA will pay dividends in the foreseeable future after the potential business combination. MNGA may incur successor liabilities due to conduct arising prior to the completion of the potential business combination. Subsequent to the completion of the potential business combination, MNGA may be exposed to unknown or contingent liabilities and may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the price of its securities, which could cause you to lose some or all of your investment. MNGA’s management and resources may not successfully or effectively manage its transition to a public company. If the potential business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of MNGA’s securities or, following the consummation of the potential business combination, MNGA’s securities, may decline. Future sales of securities after the consummation of the potential business combination may cause the market price of MNGA’s securities to drop significantly, even if its business is doing well. Risk Factors (Cont’d)